News Release Patrick Industries, Inc. Completes Acquisition of Rockford Corporation and the Rockford Fosgate Brand ELKHART, IN – March 7, 2022 - Patrick Industries, Inc. (NASDAQ: PATK) (“Patrick” or the “Company”) announced today that it has completed its previously announced acquisition by merger of Arizona-based Rockford Corporation (“Rockford”) and the Rockford Fosgate® brand. Rockford is a global leader in the design and distribution of premier, high-performance audio systems and components, primarily serving the powersports, marine, and automotive markets and aftermarkets. “We are extremely excited about the attractive market dynamics and expansion opportunities this acquisition creates as we strategically grow our presence in powersports and leisure lifestyle enthusiast aftermarkets. We look forward to collaborating with the talented Rockford management team to grow their business and further enhance shareholder value,” said Andy Nemeth, Chief Executive Officer of Patrick. Bill Jackson, President and Chief Executive Officer of Rockford, said, “The Rockford team and I are pleased to be a part of the Patrick family and continuing our legacy of innovation, high quality, and performance alongside Patrick and the markets that we both serve.” Conference Call Webcast Patrick Industries will host a conference call on Tuesday, March 8, 2022 at 8:00 a.m. Eastern Time to discuss the acquisition. Participants on the call will be Andy Nemeth – Chief Executive Officer, Kip Ellis – Chief Operating Officer, Jake Petkovich – Chief Financial Officer, and Jeff Rodino – President. In addition, an investor presentation that will be presented during the call can be accessed on the Company’s website, www.patrickind.com under “For Investors.” Participation in the question-and-answer session of the call will be limited to institutional investors and analysts. The dial-in number for the live conference call is (877) 407-9036. Interested parties are invited to listen to a live webcast of the call on Patrick’s website at www.patrickind.com under “For Investors.” A replay of the conference call will also be available via the Company’s investor relations website. About Patrick Industries, Inc. Patrick Industries (NASDAQ: PATK) is a leading component solutions provider for the RV, marine, manufactured housing and various industrial markets – including single and multi-family housing, hospitality, institutional and commercial markets. Founded in 1959, Patrick is based in Elkhart, Indiana, with over 11,000 employees across the United States.

2 Cautionary Statement Regarding Forward-Looking Statements This press release contains certain statements related to future results, our intentions, beliefs and expectations or predictions for the future, which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Any projections of financial performance or statements concerning expectations as to future developments should not be construed in any manner as a guarantee that such results or developments will, in fact, occur. There can be no assurance that any forward-looking statement will be realized or that actual results will not be significantly different from that set forth in such forward-looking statement. Information about certain risks that could affect our business and cause actual results to differ from those expressed or implied in the forward-looking statements are contained in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, and in the Company's Forms 10-Q for subsequent quarterly periods, which are filed with the Securities and Exchange Commission (“SEC”) and are available on the SEC’s website at www.sec.gov. Each forward-looking statement speaks only as of the date of this press release, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date on which it is made. Contact: Julie Ann Kotowski Investor Relations 574.294.7511 kotowskj@patrickind.com